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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 14, 2006
                                                          --------------


                                  Voxware, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-021403                36-3934824
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(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation)             File Number)           Identification No.)


Lawrenceville Office Park,
168 Franklin Corner Road, Lawrenceville, New Jersey             08648
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (609) 514-4100
                                 --------------
                         (Registrant's telephone number,
                              including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 3.01       NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                RULE; TRANSFER OF LISTING.

                On March 14, 2006, Voxware, Inc., a Delaware corporation (the "Company"), issued a press release announcing the transfer of the Company's common stock, $0.001 par value per share (the "Common Stock"), from the OTC Bulletin Board to the NASDAQ Capital Market(R), effective Monday, March 20, 2006, under the trading symbol "VOXW." The Company's Common Stock has been trading on the OTC Bulletin Board under the trading symbol VOXW since March 1, 2001, and under the trading symbol VXWR since December 12, 2005. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

        (d)     EXHIBITS.

        Exhibit No.     Description
        -----------     -----------

           99.1 Press Release of Voxware, Inc. dated March 14, 2006, reporting its transfer to the NASDAQ Capital Market.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        VOXWARE, INC.


Dated: March 14, 2006                   By: /s/ Paul Commons
                                            ------------------------------------
                                            Name:   Paul Commons
                                            Title:  Vice President and
                                                    Chief Financial Officer